UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2016

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

                                                                                            (813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Share Purchase Agreement

On June 7, 2016, Carbon Acquisition Co B.V. (the “Purchaser”), a private company with limited liability incorporated under the laws of the Netherlands and a wholly owned subsidiary of Cott Corporation (the “Company”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Hydra Luxembourg Holdings S.à.r.l., a private limited liability company incorporated in Luxembourg (the “Seller”). Pursuant to the Share Purchase Agreement, the Purchaser will purchase the sole issued and outstanding share capital of Hydra Dutch Holdings 1 B.V. (“Hydra”) for €470 million subject to customary adjustments for cash, debt, working capital and other items (the “Acquisition”). The Company has guaranteed the performance of the Purchaser’s obligations under the Share Purchase Agreement. Neither Hydra nor the Seller has a material relationship with the Company and the Acquisition will not be an affiliated transaction. Hydra is the indirect parent company of Eden Springs Europe B.V., a leading provider of water and coffee solutions in Europe.

The Share Purchase Agreement contains warranties, covenants and conditions that the Company believes are customary for a transaction of this size and type. The closing of the Acquisition is subject to satisfaction of certain conditions, including receipt of required antitrust approvals, but is not subject to any financing condition.

The Share Purchase Agreement is subject to termination if the conditions are not satisfied on or before October 31, 2016, or such later date as the parties may agree.

Credit Agreement Amendment

On June 7, 2016, the Company entered into a seventh amendment (the “Credit Agreement Amendment”) to the Credit Agreement, dated as of August 17, 2010, as amended, among the Company, Cott Beverages Inc., Cliffstar LLC, Cott Beverages Limited and DS Services of America, Inc., as borrowers, the other loan parties party thereto, the lenders party thereto (“Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, and the other parties thereto. The Credit Agreement Amendment, among other things, amends the Company’s asset-based lending (“ABL”) facility to permit (i) the Acquisition; (ii) a new debt issuance to finance the Acquisition, (iii) the sale and leaseback of certain property located in the United Kingdom and (iv) certain other miscellaneous and technical changes.

Certain of the Lenders and other parties to the Credit Agreement Amendment and their affiliates from time to time may provide other lending, commercial banking, underwriting, investment banking, or other advisory services to the Company and its subsidiaries, for which they receive customary compensation.

The foregoing are summaries of the terms of the Share Purchase Agreement and the Credit Agreement Amendment, and are qualified in their entirety by reference to the full text of the Share Purchase Agreement and the Credit Agreement Amendment, copies of which are attached as Exhibit 2.1 and Exhibit 10.1 hereto, respectively, and are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On June 7, 2016, the Company issued a press release announcing its entry into the Share Purchase Agreement. The full text of the press release is furnished as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The Company has received committed financing from Deutsche Bank, J.P. Morgan and Wells Fargo to support the Acquisition and the transactions related thereto. The Company intends to finance the transaction through a combination of (a) borrowings under the Company’s ABL facility, (b) cash on hand and (c) a new debt issuance consisting of new unsecured notes or a bridge financing, or a combination thereof, in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act and the rules and regulations thereunder.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, including, but not limited to, statements regarding the proposed Acquisition and our intention to finance the Acquisition through a combination of borrowings under our ABL facility and a new debt issuance of unsecured notes and/or a bridge financing. Forward-looking statements involve inherent risks and uncertainties, many of which are beyond the Company’s control. The Company cautions you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements are based on assumptions regarding management’s current plans and estimates. Management believes these assumptions to be reasonable but there is no assurance that they will prove to be accurate. Factors that could cause actual results to differ materially from those described in this Current Report on Form 8-K include those risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers are urged to carefully review and consider the various disclosures, including but not limited to risk factors contained in the Company’s Annual Report on Form 10-K and its quarterly reports on Form 10-Q, as well as other periodic reports filed with the SEC. The Company does not undertake to update or revise any of these statements in light of new information or future events, except as expressly required by applicable law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of June 7, 2016, by and among Hydra Luxembourg Holdings S.à.r.l., Carbon Acquisition Co B.V. and Cott Corporation.*

10.1	Amendment No. 7 to Credit Agreement, dated as of June 7, 2016, by and among Cott Corporation, Cott Beverages Inc., Cliffstar LLC, Cott Beverages Limited and DS Services of America, Inc., as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release dated June 7, 2016.

*	Schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

Date: June 7, 2016

	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of June 7, 2016, by and among Hydra Luxembourg Holdings S.à.r.l., Carbon Acquisition Co B.V. and Cott Corporation.*

10.1	Amendment No. 7 to Credit Agreement, dated as of June 7, 2016, by and among Cott Corporation, Cott Beverages Inc., Cliffstar LLC, Cott Beverages Limited and DS Services of America, Inc., as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release dated June 7, 2016.

*	Schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.